Exhibit 99.1

CVG Reports 2020 Update and Progress

NEW ALBANY, Ohio, September 22, 2020 /PRNewswire/ -- Commercial Vehicle Group, Inc. (“CVG”, the “Company”) (Nasdaq: CVGI), a diversified industrial company, reported progress against its objectives in the areas of leadership, growth, cost and cash actions taken during 2020.

•Debt Paydown – The Company has generated and sustained sufficient cashflow to immediately pay down $20 million of its debt. After the $20 million repayment, the Company will have $156 million of Term Loan B debt, $0 of revolver debt, and $55 million of global cash. This will result in a net debt balance of $101 million, and the Company will continue to have over $100 million of liquidity. We expect to be able to continue to invest in targeted areas for growth expansion, new products, capability enhancement, cost optimization, quality improvement, and digital business processes.

•Compensation Restoration – The Company implemented a set of temporary cost actions in 2020 which included compensation reductions by its employees and members of its Board of Directors. The Company is announcing that it has begun to reinstate compensation to target levels.

•Core Market Recovery – The global commercial vehicle markets show signs of recovery from the covid induced downturn, although demand remains below pre-covid levels overall. However, ACT Research, a publisher of industry market research, has increased its North American production outlooks for 2020, 2021 and 2022. The Company is re-staffing in certain areas and continues to invest in operations in its core markets.

•Organic Growth Progress – As previously reported, the Company is implementing actions to enable growth in its markets that are expanding and growing rapidly, specifically e-commerce and e-tailing driven warehouse infrastructure subsystems, and new electric vehicle platforms. E-commerce and e-tailing continue to grow at a rapid pace and the supply industry infrastructure needed for sorting and shipping products is expanding globally. Additionally, the Company previously announced a new business relationship with a new customer that is a last-mile electric vehicle maker. The Company has begun its investment and ramp-up activities for this foundational new business area.

•Business Development Restart – The Company has implemented actions to integrate business operations and achieve the desired business expansion and portfolio diversification enabled by the acquisition of First Source Electronics in 2019. The Company is in the early stages of restarting a focused M&A program with goals of portfolio expansion, dampening commercial vehicle cyclicality on the Company’s results, and enhancing the Company’s value propositions.

“The Company has made progress so far in 2020, but is at the beginning of a bold repositioning and business expansion. We have multiple strategic actions underway to achieve this outcome – new people, new customers, new products, new footprint, new business processes, and re-focused M&A agenda. We are also at the beginning of a sustained initiative to become an innovator and best-in-class solutions provider in our markets. We are making fundamental changes and adding new people to complement and strengthen our team. We added a key new leader in Q3 and have searches underway for multiple other new leaders. We also have promoted and reassigned some of our strongest leaders to directly lead the

Company in new areas. We intend to profitably grow the Company and pivot our center of mass to include other diversified industrial end markets.”

“The Company is implementing a set of business process infrastructure actions in 2020 to advance its financial management regimens, growth program tracking, cost management actions and cash / debt optimization. This has been a tremendous workload for our headquarters team and global operations teams. Additionally, we have supplemented our team with a few specialized consultants to assist with these important actions. These efforts are improving our ability to forecast and target growth, and be more proactive with cost and cash management. This work is not completed and we expect it will continue for a few more quarters.”

“The combination of the covid-related slowdown in the heavy duty vehicle markets and the rapid growth of e-commerce driven warehouse infrastructure investment this year presented a very unique entrepreneurial opportunity that we took advantage of with swift actions. We pivoted quickly and used the temporary but large slow down to initiate reconfiguration of four plants to better serve warehouse equipment growth and initiated cost optimization at six other plants, including three facility closures. The work to complete these actions is still underway”

“E-commerce, e-tailing, last mile delivery, electric vehicles, and sophisticated warehousing and distribution centers are global macro-trends that we intend to firmly participate in. It is already a big part of the new CVG and we are taking actions with the goal of making them significantly larger,” said Harold Bevis, President and CEO.

Investor Contact
Kirk Feiler, Investor Relations
CVG
(614) 289-0195

About CVG

CVG (through its subsidiaries) is a diversified industrial company that provides seating systems, electro-mechanical assemblies, wire harnesses, plastic parts, engineered structures, panel assemblies, and warehouse automation subsystems for many markets including the following: ecommerce, e-tailing, trucking, last-mile delivery, electric vehicles, military equipment, warehouse equipment, buses, construction equipment, agricultural vehicles, specialty transportation vehicles, mining, industrial equipment and off-road recreational markets. Information about CVG and its products is available on the internet at www.cvgrp.com.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including the short-term and potential longer-term impact of the COVID-19 pandemic on Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us, including the impact of the current COVID-19 pandemic; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2019 and other filings with the Securities and Exchange Commission. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

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